May 2022 Delek US Holdings, Inc. Investor Presentation

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and event s and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint ve nture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the pot ential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; t he attainment of certain regulatory benefits; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business mode l transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities a nd costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncert ainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertaint y relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage ser vices; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execut e its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to operate the long-haul pipeline; the ability of the Red River joint venture to operate the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Bi g Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and busine ss conditions affecting the geographic areas in which we operate; risk related to the previously announced proposed acquisition of 3 Bear Delaware Holding – NM, LLC (the “3 Bear Acquisition”), including any statements regarding the expected timing, benefits, synergies, growth opportunities, impact on liquidity and prospects, and other financial and operating benefits thereof, and t he timing or satisfaction of regulatory and other closing conditions and the closing of the 3 Bear Acquisition and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek US or Delek Logistics, as applicable, adjusted to add back interest expense, income tax expense, depreciation and amortization; Net debt- calculated as long-term debt (the most comparable GAAP measure) including both current and non-current portions, less cash and cash equivalents as of a specific balance sheet date. This is an important measure to monitor leverage and evaluate the balance sheet. Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent E BITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and e xpense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted [Logistics] Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non- GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial resul ts and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparabi lity between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. Distributable cash flow - calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expendit ures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Investment Overview (NYSE: DK)

Flexible Financial Position to Support Midstream Growth	• March, 31 2022 balance sheet:
	  • Delek US: approx. $854 million of cash; $1.36 billion of net debt
	  • Includes $2.7 million cash and $906 million long-term debt of DKL
	  • Net debt (excl. DKL) of $456 million

Unlocking Value in Delek Logistics (DKL)	• Total DK ownership in DKL 78.9% or 34.3 million units as of 3/31/2022 • Implied value of DK ownership in DKL of $1.7 billion[1] • Partial divestiture through ATM program announced in December 2021 • Announced Planned 3Bear Acquisition *(anticipated to close mid-year 2022)*
Retail Segment Growing Organically	• Provides diversification and stability relative to other business segments • Premium industry valuation multiples relative to traditional refining business • Compelling growth opportunity through new-to-industry (NTI) locations; resuming growth campaign with 4 NTI's in planning phase
Refining Portfolio: Gulf Coast Centric	• Four refineries all located in PADD 3 with product pricing tied to the Gulf Coast • Access to domestic, inland based crude feedstock typically trading at discount to global crudes • Niche market location for three of the four refineries serves as a competitive advantage
Renewables	• Three biodiesel plants with 40mmgal/year of capacity • Renewable Diesel: $13.3 million option for 33% indirect interest in the net cash flow from the GCE Bakersfield refinery conversion project • The facility will be able to produce up to 230mm gallons a year of renewable fuels • Estimated start-up in 2022 • Exploring broader global energy transition options

(1) Factset as of 5/5/2021

3

Integrated Company with Asset Diversity and Scale

Strategically located assets with leverage to domestic crude



Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude Oil Pipeline
Cushing Optionality: 100,000 bpd
BIG SPRING GATHERING SYSTEM
Big Spring
Midland
CUSHING
WOODFORD BASIN
ALBUQUERQUE
PERMIAN BASIN
WICHITA FALLS
LUBBOCK
BASIN
BIG SPRING
DALLAS
RIO
EL PASO
WEST TEXAS GULF
TYLER
Wink to Webster
SAN ANGELO
AMDEL
RED RIVER
PALINE
MILLENNIUM
LITTLE ROCK
EL DORADO
CADDO
LOLA
KROTZ SPRINGS
BEAUMONT
FREEPORT
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
NEW ORLEANS
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion
- Wink to Webster JV

Logistics

- 10 terminals
- ~1,600 miles of pipeline
- 10.2mmbbls storage capacity
- Permian gathering assets
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo / Red River
- >200 company-operated trucks
- Rail Infrastructure and fleet
- Own ~78.9% of DKL

Asphalt

5 asphalt terminals located in:
1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX

Retail

- ~248 stores
- Southwest US locations
- West Texas locations
- 4 NTIs
- 7-Eleven Rebranding to DK

Renewables

- GCE Bakersfield Renewable Diesel Option 33.3% for $13.3mm
- Approximately 40m gallons biodiesel production capacity:
  1) Crossett, AR
  2) Cleburne, TX
  3) New Albany, MS

4

Environmental, Social, and Governance (ESG)

Published 2nd annual Sustainability Report for DK in November of 2021

Environmental

- **We measure our environmental performance daily, review our progress with the EHS Committee quarterly, and publicly report annually**

Recently announced our 1st greenhouse gas (GHG) emissions reductions target as we seek to align our business with the Paris Climate Accords:

- **We plan to cut our Scope 1 and 2 emissions 34% by 2030**

- **1st disclosure of our Scope 3 emissions**
- **1st disclosure of our hazardous waste production**
- **Implemented a sustainability screening process for capital projects**

Carbon Intensity of Refining Business Unit[(1)]

2018 Delek US Refining	27
2019 Delek US Refining	28
2020 Delek US Refining	26



Social

- Consistent with our Mission, Vision and Core Values, Delek believes that a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities makes our company stronger
- We are committed to increasing the diversity of our already inclusive workforce and generating greater professional and economic opportunities for all employees. Achieving these mutually-supportive goals will make us stronger, more agile and resilient
  - In 2021, we established four new Employee Resource Groups, further reinforcing our commitment to fostering a diverse and inclusive workplace
- **Published our first EEO-1 demographic disclosure**
  - Total employees by gender and ethnicity
  - Manager and above by gender
  - Manager and above by race
- **The safety and health of our employees is a core value of the company as reflected in progressive safety improvements over time**
  - Target zero workplace accidents and injuries
  - During 2019 (the last year for which industry statistics are available), Delek's Retail Business TRIR measure was approximately 1/4 of the industry average
- **Disclosure of whistleblower stats**

Delek US fund for hope

Governance

- Delek observes responsible, ethical and transparent business practices. Led by our Board of Directors and executive leadership team, we strive to deliver market competitive returns to investors while providing tangible benefits to all of our stakeholders

37.5% of DK's Board of Directors is female and/or racially diverse.

- Board members have diverse backgrounds and experience
- Added two female Directors and one Latino Director since 2019
- 85.7% of Directors are independent
- Independent lead Director, elected annually

- **Published new public policies on ESG-related topics**
  - Environmental Policy
  - Diversity, Equity, & Inclusion (DE&I) Policy
    - Implemented by a newly-created Senior Director for DE&I
  - Human Rights Policy
  - Conflict Minerals Policy
  - Super Social Standards
- **Enhanced Transparency in 2021 Sustainability Report**

TCFD — Comprehensive TCFD response

SASB — First SASB-aligned report



Delek US

(1) metric tons CO_2e per 1,000 barrels of refinery throughput of crude and other feed stocks.

5

Midstream: Permian Gathering System

Gathering Helps Control Crude Oil Quality and Cost into Refineries

Permian Gathering System

- Approximately 200-mile gathering system
  - 350 Kbpd throughput capacity
- >300,000 dedicated acres expected in 2022
  - Points of origin: Howard, Borden, Martin and Midland counties
- Total terminal storage of 650K bbls
  - Connection to Big Spring, TX terminal

- **Getting closer to wellhead allows us to control crude quality and cost**
  - Provides improvement in refining performance and cost structure
- **Drop down to DKL completed in Q1 2020**
- **Gathering increases access to barrels**
  - Creates optionality to place barrels:
    - Big Spring (local refinery)
    - Midland
    - Colorado City (access other refineries)
    - Wink (to Gulf Coast)
  - Control quality and blending opportunities

Growth in DPG



200,000
100,000
0
DPG Volume (BPD)
Q1 2019
Q4 2019
Q3 2020
Q2 2021
Q1 2022
Q4 2022
Actual
Estimate

Delek Logistics Acquired 1Q20

- CAPEX in 2022 ~$59 million
  - $28 million comprised in DK MVC
  - Balance focused toward 3rd party
- $34 - $36 million expected annualized EBITDA underpinned by MVC DK to DKL
  - Currently 123kbpd MVC for Permian Gathering System in addition to 50kbpd MVC for a 3rd party interconnect

6

Midstream: Wink to Webster Crude Oil Long-Haul Pipeline Joint Venture

Complements Gathering – Provides Access to Gulf Coast Markets

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC is supported by industry leading partners – Exxon, Lotus Midstream, MPLX/Delek US JV, Plains, and Rattler Midstream
- System completed and running February 2022
  - Main segment started transporting oil in October 2020
  - The Midland-to-Webster segment was commissioned in January 2021, and is now operating
- Supported by significant volume of long-term commitments



Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has a 50% ownership interest in a JV that owns a 30% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **Results in ~$75 million equity contribution; balance is project financed**

7

Enhancing Our Position In Midstream

Substantial Projected Growth in Consolidated Midstream Cash Flows

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs
- Expected return **well above our minimum target IRR threshold of 15%** (2)

Other Midstream Growth Initiatives

- Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies
- Red River Pipeline JV – **expansion from 150 Kbpd to 235 Kbpd** completed during 3Q 2020
- Delek continues to explore other midstream growth opportunities

Strong EBITDA Growth Profile from Midstream Initiatives



($ in millions)
Delek US announced goal to achieve midstream EBITDA target of $365 million to $395 million by 2023
$279
~$30-$35
~$55-$80
~$365-$395
~$85 -$115 million growth opportunity: ~30%-40%
3 months annualized ending 12/31/2021
Krotz Springs Midstream assets
Wink to Webster & Other Midstream Growth initiatives
Total Annual Segment Earnings Potential

DKL EBITDA Growth ($ in millions) (1)



22% CAGR
$97
$115
$164
$179
$245
$265
2016
2017
2018
2019
2020
2021

1) Reconciliation of EBITDA to net income on page 34.
2) Represents gross returns on pipeline investment, excluding cost of capital associated with project financing

8

Aligning Our Portfolio with the Most Attractive Opportunities

Track record of actively managing our portfolio

Divestitures	Dropdowns	Joint Ventures	Acquisitions
Over $800 million in proceeds since 2016 from **well-timed divestitures** to **enhance our portfolio composition**	**Asset dropdowns** to DKL have created substantial value at both **DK and DKL**	Joint ventures have provided DK and DKL with **low-cost opportunities** to expand operations and **increase cash flows**	Built a strong portfolio by strategically **acquiring complementary assets**

Focus on diversifying cash flow streams and reducing cash flow volatility

2019A Adj. Segment Earnings[(1)]


25%
75%

Projected growth from midstream and retail (excludes upside from new stores)

Refining | Midstream & Retail

2022E Targeted Adj. Segment Earnings[(1)]


39%
61%

(1) See definition in Non-GAAP Disclosures discussion on page 2 and reconciliation to GAAP measure on page 36

9

Enhancing Our Retail Network

High-Growth Opportunity Complementing Existing Operations

- Serves as a natural fuel short while **improving DK's cash flow stability and reducing its Renewable Identification Number ("RIN") obligations**
- Four new-to-industry ("NTI") stores are in the planning phase and are expected to break ground at the beginning of the year.
  - Operations are anticipated around mid-year 2022.
- **25%+ projected IRR** on NTI stores
- **Improving retail footprint** by closing and discontinuing leases of underperforming stores and upgrading legacy stores

Organic Retail Expansion Offers Attractive Return Opportunity



Substantial value uplift potential
12.0x
9.0x
Low build multiple
5.0x
4.0x
NTI Build Multiple
Retail Trading (TEV / NTM EBITDA) Multiple (1)

Proven Track Record of Growth...



Adjusted Retail Segment Earnings Per Store ($ in thousands)(2)
17% CAGR
$95
$120
$132
$150
$187
$209
2016A
2017A
2018A
2019A
2020A
2021A

...with High Growth Potential



Adjusted Retail Segment Earnings ($ in millions)
~250 stores
$58
~300 stores
$100
2022E
Future

(1) As of 5/10/2021; retail peer set: Alimentation Couche-Tard, Inc., Casey's General Stores, Inc., Murphy USA Inc.
(2) Derived from dividing Adjusted Retail Segment Earnings by ending number of stores each period

10

Retail: Diversifies Delek 11 ❑ 80% integration with existing downstream operations offering synergies and competitive advantage ❑ Operate approximately 248 C-stores in Central and West Texas and New Mexico Synergistic Retail Platform Significant Profit Growth Opportunity ❑ Rebrand 7-Eleven stores to DK by 2023 ❑ Implement interior re-branding/re-imaging ❑ Longer-term build out of larger, new-to-industry locations with strong fuel/diesel offering and compelling foodservice experience

Renewables: Renewable Diesel 12 ❑ Delek has established a ‘capital light’ approach to Renewable Diesel ❑ $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion ❑ The facility will be able to produce up to 220mm gallons a year of renewable fuels ❑ Estimated Start-up 2022 For biofuel strategies to be truly effective, feedstock production must be highly scalable to meet society's growing demand for low carbon fuels. As a high oil yielding crop per acre, Camelina can be efficiently processed into low carbon biofuels such as renewable diesel and jet fuel using well established existing technologies. A counter-cyclical crop cycle like Camelina increases asset utilization and total crop year grower returns by turning an expensive fallow crop acre into a revenue-generating acre. Feedstock Advantage: Camelina GCE Holdings Acquisitions, LLC recently purchased the Bakersfield Refinery from Delek and is retooling it into the largest facility of its kind in the western United States which can produce renewable fuels from non-food feedstocks. When complete, the biorefinery will be able to produce renewable diesel from various feedstocks, including varieties of camelina.

Positioning for Energy Transition

Existing footprint in biodiesel and reviewing opportunities in renewable diesel and de-carbonization

Existing Position in Biodiesel

Operate 3 Biodiesel Facilities:
~40mm gallons of annual biodiesel production capacity (equal to 407,200 metric tons of carbon reduction)[1]

Cleburne, TX | Crossett, AR | New Albany, MS

Integrated with refining system and generates substantial RINs

Actively Exploring Renewable Diesel Opportunities

$13.3 million option to acquire a 33% indirect economic interest in Bakersfield, CA:
230mm gallons annual production capacity

Bakersfield, CA

Capital-light approach provides optionality

Innovation is Part of Our Core Values



Innovation ECO system
Asset Management
Operations & Safety
New Energy
Carbon Capture
Process Automation & Optimization
Retail Customer Experience
Centralized Data & Command Center

Dedicated innovation team led by Sarit Soccary Ben-Yochanan, a 15-year industry veteran

"... DK's option for 73mmgal of RD exposure will cost just 18c/gal, **far and away the lowest when most other projects are in the $1-3/gal range**. Furthermore, the Global Clean Energy will grow its own feedstock... allowing it to potentially avoid the recent trend in higher raws."

– Tudor, Pickering, Holt[2] (2/25/2021)

Source: Global Clean Energy Holdings' public filings
(1) EPA (https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator)
(2) Permission to quote was neither sought nor provided

13

PADD 3 Refining System with Crude Slate Optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.8 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
Current Crude Oil Access
302,000
35,000 to 42,000
25,000
35,000 to 100,000
135,000 to 207,000
Permian
Cushing
ETX/ AR
Other/GC

Crude Oil Optionality ***- Red River pipeline joint venture increased access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in 3Q 2020***

- ***Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd***

Three Months Ending March 31, 2022



Tyler(1)
WTI
ETX
Other
13%
87%
100% WTI linked
El Dorado(1)
WTI
Local AK
Other
32%
51%
17%
100% WTI linked
Big Spring(1)
WTI
WTS
33%
67%
100% WTI linked
Krotz Springs(1)
WTI
GC Sweet
64%
36%
75% WTI linked

(1) Crude oil slate based on amount received three months ended as of March 31, 2022 and will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

14

Long-term Capital Allocation Framework Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value Priorities: • Invest: Capital allocation program focuses on safety, maintenance, and reliability as top priority • Cash Returns: Maintain a competitive cash return profile commensurate with underlying earnings power • Grow: Maintain financial strength and flexibility to support strategic growth objectives • Enhance Balance Sheet / Return Excess Cash: Reduce net debt and/or opportunistically return additional cash Sustaining Capex • Approximately $100-$125 million sustaining capex/yr • Between $40-$75 million per turnaround • Critical for safe and reliable operations • Various amounts for regulatory capex Sustaining & Regulatory Capex Non-Discretionary • At this juncture, free cash flow used for balance sheet improvement over share buybacks or dividends Cash Returns Discretionary Growth Capex • 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR • >15% IRR minimum hurdle rate for Retail projects, dependent on size • >15% IRR hurdle rate for stable cash flow Logistics projects Cash Returns to Shareholders • Target competitive overall cash return • Continue to evaluate dividend reinstatement / share buybacks versus growth capex / investment opportunities Acquisitions • Evaluate accretive opportunities as they arise vs. alternative uses of cash Opportunistically De-lever • Continue to optimize the balance sheet • Opportunistically enhanced balance sheet when FCF supports it 15

Capital Allocation – Balanced & Flexible 16 $0 $100 $200 $300 $400 $500 CAPEX CAPEX 2019-2022 2019 2020 2021 2022 • 2022 spending guidance of approximately $250 to $260 million (excludes expected capital on 3Bear assets in 2H22) • Growth capital focused toward: • Permian Gathering business • Retail new stores to industry • First Quarter 2022 capital expenditures were $33 million • 2021 includes the following projects: • Krotz Springs Turnaround • Completed in March 2021 • El Dorado Turnaround • Completed in late April 2021 • Tyler Turnaround • Completed in March 2021 (1) Capital Expenditures 2019 Spend 2020 Spend 2021 Spend 2022 Budget $428 $240 $227 $250-$260

Capital Allocation Discipline

Maintaining a Strong Balance Sheet

- Should support ability to invest in the business
- Provides ability to act quickly to take advantage of opportunities
- DK, excluding DKL, had $851 million of cash and $456 million net debt at 3/31/22

Capital Allocation Discipline in Practice

Investing in the Business

- No major turnaround scheduled for 2022
- Next major turnaround planned at Tyler in 2023

Growing the Business

- Complete Midstream Growth Projects
  - Big Spring Gathering System capital spending
  - Joint Venture Contributions
    - Wink to Webster long haul pipeline joint venture
- Resume growth campaign in Retail with 4 NTI's in planning phase

Cash Balance & Net Debt (DK Ex. DKL)[1]



Cash Balance
Net Debt
$833
$627
$802
$666
$784
$573
$781
$604
$831
$485
$826
$495
$853
$467
$851
$456
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

Capital Expenditures[1][2]



$1.7
$13.3
$3.2
$8.7
$22.9
$7.5
$59.5
$2.3
$63.4
$5.3
$23.7
$13.2
$52.8
$10.5
$22.4
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Sustaining Capex
Discretionary Capex

(1) Based on company filings from Q2 2020 through Q1 2022 Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions
(2) Excludes purchases of rights-of-way in the amount of $2.7 million in 2020

17

Market Opportunities & Valuation

39% 39% 37% 36% 34% 34% 33% 36% CVI DK PSX VLO MPC PBF HFC 1Q22 Refiners’ Middle Distillates Yield % (1) (2) (3) 53% 52% 50% 49% 49% 48% 45% 49% CVI MPC HFC VLO DK PBF PSX 1Q22 Refiners’ Gasoline Yield % (1) (3) 19 ❑ Refining system product yields ▪ Strong middle distillate yield versus peers ▪ Ability to switch ~10% between gasoline and distillate ❑ Crude oil slate has flexibility ▪ Ability to increase sour crude oil processing to approximately 50% based on market economics ❖ Big Spring refinery currently processes 34% WTS and can increase to 100% ❖ El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics (1) Industry average based on peer group. (2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel (3) Sourced from respective company press releases, SEC filings, and earnings calls Light Products Yield Delek US positioned to benefit with high value product yields and crude oil slate flexibility

Tangible Assets with Underlying Value ❑ Four refineries with 302mbbl/d of aggregate capacity ❑ ~78.9% DKL ownership provides public marker of value ❑ DK owns 34.3mm units at $50.12 or $1.7 billion (1) ❑ Retail value supported strong valuations for retail businesses ❑ ’23E EBITDA of $50mm; retail businesses have been transacting in the low double digit area on an EBITDA multiple basis ❑ Wink to Webster construction cost $340 - $380mm ❑ Expect well above 15% IRR threshold for midstream projects ❑ Project financed with $75mm equity contribution ❑ 3 Biodiesel Plants; 40mm gal/yr ❑ $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion ❑ The facility will be able to produce up to 220mm gallons a year of renewable fuels (1) As of 5/5/2022 20

Overarching Objectives and Key Initiatives 21

Planned 3Bear Acquisition

Investment Considerations for Planned 3Bear Acquisition

Increased Exposure to Highly Economic Delaware Basin, Third-Party Revenue; Expands Geographic and Commodity Diversification

High Quality 3-Stream Revenue	• Recently constructed asset in the most active area of the Delaware Basin (Lea and Eddy County, NM) • ~485 miles of in-ground pipeline currently • 88 MMcf/d of gas processing capacity; 140kbpd of crude gathering capacity supported by 120kbbls of storage; 200kbpd salt water disposal; offers producers one-stop-shop • Substantial upside optionality through expansion of existing facilities and infrastructure
Attractive Footprint in the Heart of the Delaware	• Entry into the Delaware Basin which supports Delek's long-term growth and integration strategies • Footprint anchored by long-term, fixed fee contracts (avg. remaining contract tenor of ~10 yrs.[1]) supported by a diverse group of Permian focused producers with 13 active rigs on dedicated acreage [2] • >3,000 remaining drilling locations[3] on dedicated acres provides visibility for long-term cash flow
Enhances Diversification and Stability	• Significantly increases third party revenue and diversifies customer mix • Expands Permian presence from the Midland Basin to the Delaware Basin • Broadens product mix with increased exposure to natural gas and water • Long-term fixed fee contracts mitigates commodity exposure
Accretive Transaction	• Immediately accretive to Distributable Cash Flow and Coverage Ratios supporting 5% annual distribution growth • Strong Free Cash Flow generation enables a deleveraging profile near-term • Capital needs increase FY 2022 guidance by ~$10mm to approximately $80 million
ESG Initiatives	• Significant carbon capture optionality reinforces Delek's commitment to ESG initiatives • Water recycling operations reduce total freshwater consumption and use in the Permian • Multiple GHG reduction projects underway providing CO2 reduction in the near term • Additional options offer potential to improve clean energy initiatives

(1) Weighted-average by acreage.
(2) Per Enverus as of Q4 2021.
(3) Per third-party consultants.

Delek US

23

Established Infrastructure in the Delaware Basin

For Planned 3Bear Acquisition

Asset Overview

- 3Bear Delaware Holding - NM, LLC ("3Bear") is a premier, three-stream midstream business located in the core of Northern Delaware Basin (Lea & Eddy County, New Mexico)
- Integrated crude, gas, and water infrastructure
- Anchored by a diversified, high-quality customer base with ~350,000 dedicated acres
- Activity underpinned by producer development capital and 100% fixed-fee contracts
- Connectivity to multiple 3rd party oil, gas, and NGL downstream interconnects offering customers access to key USGC markets

Key Statistics

	Gas Gathering & Processing	Crude Gathering & Storage	Water Gathering & Disposal
Dedicated Acreage	57,600	160,160	132,480
Avg. Remaining Contract Tenor (Yr.)	11	9	9
Current Volumes 12/31	48 MMcf/d	65kbpd	80kbpd
System Capacity	88 MMcf/d Processing	120 Mbbl Storage	200kbpd Disposal
Pipeline Capacity	150 MMcf/d	140kbpd	220kbpd
Miles of Pipeline	95	220	170



Eddy
NM
TX
NM
Lea
NEW MEXICO
3BEAR
PIPELINE
GAS
CRUDE
WATER
SWD
FACILITY
LIBBY COMPLEX
CRUDE
WATER

Diversified, Delaware Focused Customer Base

- Diverse customer base of investment grade, public, and private operators
- 18+ customers across the 3Bear systems
- <6% average customer concentration based 3Bear's dedicated acreage portfolio

Delek US

24

DKL + Planned 3Bear: Integrated Company with Diversity and Scale

Strategically located assets with leverage to Domestic production



Permian Basin Gathering Assets
3Bear Energy
NM
TX
NM
Big Springs
Colorado City
Abilene
Rio State Line Terminal
Midland
Fort Worth
Dallas
OK
Cushing
Hewitt
Tyler
Waco
TX
Shreveport
Longview
East Texas Logistics System
Beaumont
AR
Little Rock
Memphis
Nashville
Brentwood
TN
Knoxville
El Dorado
Monroe
LA
Krotz Spring
New Orleans
Sala Gathering System
El Dorado
3BEAR PIPELINE
DPG PIPELINE
DELEK INFRASTRUCTURE
CRUDE PIPELINE
CRUDE MAINLINE
JV CRUDE PIPELINE
PRODUCT PIPELINE
CRUDE TANK FARM
PRODUCT TANK FARM
PRODUCT TERMINAL
REFINERY
CORPORATE HEADQUARTERS
MIDLAND OFFICE

25

Planned 3Bear Acquisition: Diversifying Cash Flows via Third-Party Revenues (1) Calculated based on 2021 Pipelines and Transportation Segment revenue from affiliate and third-party, as disclosed in our 2021 Annual Report on Form 10-K. (2) Estimated based on forecasted post-close 2023 revenue. (3) Estimated based on forecasted post-close 2023 contribution margin. 6% 94% Pipeline Revenue Before (1) Third-Party Sponsor 35% 65% Estimated Pipeline Revenue Post-Close (2) Third-Party Sponsor 40% 60% Companywide Estimated Contribution Margin Post-Close (3) Third-Party Sponsor 26

Appendix

28 1Q22 Cash Flows (1) Numbers may not foot due to rounding

29 2Q22 Guidance Range

30 Simplified Organizational Structure 21.1% interest (9.2 million Common limited partner units) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 78.9% interest (34.3 million Common l imited partner units) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) in 2020 • General partner (GP) converted to non-economic interest Non-economic ownership interest 1) Ownership of DKL as of 3/31/2022 (1)

DKL Distribution and Leverage Ratio

Distribution per unit has increased thirty-seven consecutive times since the IPO (1)


$0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 $0.940 $0.950 $0.975 $0.980
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Distributable Cash Flow Coverage Ratio (2)(3)(4)


Avg. 1.68x in 2014
Avg. 1.35x in 2013
Avg. 1.35x in 2015
Avg. 1.11x in 2016
Avg. 0.97x in 2017
Avg. 1.19x in 2018
Avg. 1.08x in 2019
Avg. 1.41x in 2020
Avg. 1.31x in 2021
1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1.32x 1.34x 1.27x 1.21x
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

Leverage Ratio (4)


1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.64x 3.55x 3.44x 3.35x 3.33x
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22

1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement.
2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 34.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.
4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

31

32 March 31, 2022 – Debt Maturity Profile DK and DKL Debt Profile Delek Logistics Credit Facility Delek Logistics 2025 Notes Delek Logistics 2028 Notes Term Loan Credit Facility Hapoalim Term Loan Reliant Bank Revolver 0 250 500 750 1000 1250 1500 2022 2023 2024 2025 2026 2027 2028 Credit Ratings (S&P/Moody’s/Fitch) Cash Interest Obligations (2) 1) Delek Logistic Partners entered into an Indenture with US Bank, as Trustee, on May 24, 2021 with a due date of June 1, 2028 a nd a aggregate principal amount of $400M 2) Cash obligations are based on interest rates as of March 31,2022 Delek US BB-/Ba3/BB- Delek Logistics B+/B1/BB- Net Debt Year Amount 2022 $92.2 2023 $88.5 2024 $83.7 2025 $46.3 2026 $28.5 2027 $28.5 2028 $14.3 (1) Total Debt $2,213 (-) Cash $854 Total Debt Debt $1,359

Reconciliations

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019
Net Revenue	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**	**$155.3**	**$137.6**	**$138.6**	**$584.0**
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)
Contribution Margin	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**	**$38.8**	**$41.3**	**$36.4**	**$151.3**
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)	(0.0)	0.0	0.1	(0.1)	(0.0)
Operating Income	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**	**$32.3**	**$34.7**	**$29.7**	**$125.8**
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2	2.0	4.5	8.4	5.0	19.8
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-	-	(0.5)	-	(0.1)	(0.6)
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)
Net Income	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**	**$24.9**	**$30.5**	**$21.7**	**$96.8**
EBITDA:															
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7	$24.9	$30.5	$21.7	$96.8
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1	0.1	0.1	0.7	1.0
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6	6.6	6.6	6.9	26.7
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8	1.8	1.8	1.8	7.2
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3	11.4	12.5	12.2	47.3
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4	$44.8	$51.5	$43.3	$178.9

	1Q20	2Q20	3Q20	4Q20	2020	1Q21	2Q21	3Q21	4Q21	2021	1Q22
Net Revenue	**$163.4**	**$117.6**	**$142.3**	**$140.1**	**$563.4**	**$152.9**	**$168.5**	**$189.6**	**$189.9**	**$700.9**	**$206.6**
Cost of Sales	($101.3)	($43.9)	($60.7)	($63.2)	(269.1)	($81.2)	($88.7)	($105.1)	($109.4)	(384.4)	($126.2)
Operating Expenses (excluding depreciation and amortization presented below)	(14.0)	(11.6)	(13.7)	(14.6)	(53.8)	(14.3)	(14.9)	(16.8)	(13.2)	(59.2)	(17.5)
Depreciation and Amortization	(5.8)	(8.2)	(8.9)	(10.8)	(33.7)	(10.2)	(9.5)	(9.7)	(11.6)	(41.0)	(9.9)
Contribution Margin	**$42.4**	**$53.9**	**$59.0**	**$51.5**	**$206.7**	**$47.2**	**$55.4**	**$58.0**	**$55.7**	**$216.3**	**$53.0**
Operating Expenses (excluding depreciation and amortization presented below)	(0.8)	(0.8)	(0.6)	(0.3)	(2.4)	(0.6)	(0.6)	(0.5)	(0.6)	(2.3)	(0.6)
Depreciation and Amortization	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)	(0.5)	(0.5)	(0.4)	(1.8)	(0.5)
General and Administration Expense	(6.1)	(4.7)	(6.1)	(5.6)	(22.6)	(4.1)	(6.1)	(6.1)	(5.5)	(21.8)	(5.1)
Gain (Loss) on Asset Disposal	0.1	-	-	(0.0)	0.1	0.1	0.1	(0.3)	0.1	0.1	
Operating Income	**$35.0**	**$47.9**	**$51.7**	**$45.1**	**$179.8**	**$42.1**	**$48.4**	**$50.6**	**$49.3**	**$190.5**	**$46.9**
Interest Expense, net	(11.8)	(10.7)	(10.4)	(10.0)	(42.9)	(9.7)	(11.7)	(14.5)	(14.3)	(50.2)	(14.3)
(Loss) Income from Equity Method Invesments	5.6	6.5	4.9	5.8	22.7	4.0	6.6	7.3	6.6	24.6	7.0
Other (Expense) Income	-	-	0.1	-	(0.1)	(0.0)	(0.0)	0.1	0.0	0.1	(0.0)
Income Taxes	(1.0)	0.7	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	0.2	0.0	(0.2)	(0.1)
Net Income	**$27.8**	**$44.4**	**$46.3**	**$40.7**	**$159.2**	**$36.2**	**$43.2**	**$43.6**	**$41.7**	**$164.7**	**$39.5**
EBITDA:											
Net Income	$27.8	$44.4	$46.3	$40.7	$159.2	$36.2	$43.2	$43.6	$41.7	$164.7	$39.5
Income Taxes	1.0	(0.7)	(0.2)	0.1	0.2	0.2	0.2	(0.2)	(0.0)	0.2	0.1
Depreciation and Amortization	6.3	8.7	9.5	11.3	35.7	10.7	10.0	10.2	11.9	42.8	10.3
Amortization of customer contract intangible assets	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8	1.8	7.2	1.8
Interest Expense, net	11.8	10.6	10.4	10.0	42.9	9.7	11.7	14.5	14.3	50.2	14.3
EBITDA	$48.7	$64.8	$67.8	$63.9	$245.3	$58.7	$66.8	$69.9	$69.7	$265.1	$66.0

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

34

35 Net Debt Reconciliation (1) Numbers may not foot due to rounding ($ in millions) 3Q-19 4Q-19 1Q-20 2Q-20 3Q-20 4Q-20 1Q-21 2Q-21 3Q-21 4Q-21 1Q-22 Current Portion of Long-Term Debt $65 $36 $31 $33 $33 $33 $13 $46 $63 $92 $82 Long-Term Debt $1,935 $2,031 $2,186 $2,422 $2,441 $2,315 $2,354 $2,198 $2,159 $2,126 $2,131 Total Debt $2,000 $2,067 $2,217 $2,455 $2,474 $2,348 $2,367 $2,244 $2,222 $2,218 $2,213 Cash $1,006 $955 $785 $849 $808 $788 $794 $833 $831 $857 $854 Net Debt Delek US Consolidated $994 $1,112 $1,432 $1,606 $1,666 $1,560 $1,573 $1,411 $1,391 $1,361 $1,359 Delek Logistics Total Debt $841 $833 $940 $995 $1,006 $992 $983 $929 $901 $899 $906 Cash $6 $6 $4 $16 $6 $4 $13 $2 $5 $4 $3 Net Debt Delek Logistics $834 $827 $936 $979 $1,000 $988 $970 $927 $896 $895 $903 Delek US, ex. Delek Logistics Total Debt $1,159 $1,234 $1,277 $1,460 $1,468 $1,356 $1,385 $1,315 $1,321 $1,319 $1,307 Cash $1,000 $949 $781 $833 $802 $784 $781 $831 $826 $853 $851 Net Debt Delek US excluding DKL $159 $284 $496 $627 $666 $573 $604 $485 $495 $466 $456 (1)

36 Reconciliation of GAAP to Non-GAAP Delek US Holdings, Inc. Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Refining Logistics (Midstream) Retail Reported segment contribution margin $777.9 $173.4 $58.5 Less: General and administrative expenses 134.1 20.8 23.8 Add: Gain (loss) on sale of assets (0.1) 0.2 3.0 643.7 152.8 37.7 Adjusting items: Net inventory LCM valuation benefit (52.2) (0.1) - Unrealized inventory/commodity hedging gain where the hedged item is not yet recognized in the financial statements 18.7 0.4 - Retroactive biodiesel tax credit (36.0) - - Non-operating, pre-acquisition litigation contingent losses and related legal expenses 6.7 - - Total adjusting items: (62.8) 0.3 - Adjusted segment earnings $580.9 $153.1 $37.7 Year Ended December 31, 2019 (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 but that was attributable to 2018 has been adjusted out of the year ended December 31, 2019 (1)

37 Reconciliation of GAAP to Non-GAAP (Cont’d) (1) For the annual period ended December 31, 2016, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from the Annual Report on Form 10-K filed by Alon and incorporated by reference into Delek’s 2016 Annual Report on Form 10-K, and for the six months ended June 30, 2017, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from Exhibit 99.3 Alon Supplemental information, filed as an exhibit to Delek’s Form 8-K filed on August 3, 2017 related to the significant acquisition of Alon. In those respective filings, Alon did not present Contribution Margin as a GAAP measure for its retail segment (as defined by Alon, which is not believed to be materially different from Delek’s definition and, therefore, hereafter also referred to as “ Retail Segment”). As a result, we have calculated Adjusted Retail Segment Earnings for the pre-acquisition periods using the income statement items that were disclosed for the Retail Segment by Alon. Note that the pre-acquisition period presentation of Adjusted Retail Segment Earnings is based on accounting policies as elected and applied by Alon, which may differ from accounting policies used post- acquisition by Delek and reflected in Delek’s post-acquisition Adjusted Retail Segment Earnings . Retail Segment Reconciliation of Amounts Reported Under U.S. GAAP (In millions) Period from 2021 2020 2019 2018 July 1, 2017 to December 31, 2017 Reconciliation of Contribution Margin to Adjusted Retail Segment Earnings: Contribution Margin 72.0$ 67.6$ 58.5$ 58.9$ 26.8$ Less: General and administrative expenses 19.1 20.5 23.8 23.2 9.8 Add: (Loss) gain on sale of assets (0.3) 0.1 3.0 1.2 - Adjusted Retail Segment Earnings 52.6$ 47.2$ 37.7$ 36.9$ 17.0$ Retail Segment - Pre-Acquisition (1) Reconciliation of Amounts Reported Under U.S. GAAP (In millions) 2016 Net Revenue 398.6$ 731.7$ Operating costs and expenses(excluding depreciation and amortization): Cost of materials 325.9 588.8 Selling general and administrative expenses 54.6 114.3 Total operating costs and expenses 380.5 703.1 Gain on sale of assets 1.1 0.4 Adjusted Retail Segment Earnings 19.2$ 29.0$ Period from January 1, 2017 to June 30, 2017 Year Ended December 31,

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312